SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT (the "Second Amendment") to an Employment Agreement dated May 3, 1995 as amended on May 4, 1995 (together, the "Employment Agreement"), by and between Frederick Mayer (the "Employee"), and New Commodore Cruise Lines Limited, a Bermuda corporation (the "Company"), is effective as of this 3rd day of May, 1997.

                              W I T N E S S E T H:

         WHEREAS, the Company recognizes the Employee's substantial contribution as Vice-Chairman of the Board of Directors and Chief Executive Officer of the Company; and

         WHEREAS, the Company desires to assure the Employee's continued employment.

         NOW, THEREFORE, in consideration of the agreements and covenants contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed as follows:

                  1. EXTENSION OF EMPLOYMENT. The Term is hereby extended until May 3, 2002; provided, however, that the Employee shall be entitled to terminate the Employment Agreement at any time during the final two years of the Term by providing written notice to the Company at least six months prior to such termination date.

                  2. RATIFICATION. Except as expressly set forth herein, the terms of the Employment Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Employment Agreement, this Amendment shall control to the extent of any such conflict.

                  3. DEFINED TERMS. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Employment Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective as of the date first written above.


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                                   COMPANY:

                                   NEW COMMODORE CRUISE LINES LIMITED

                                   By: /s/ JEFFREY I. BINDER
                                       -----------------------------------------
                                       Jeffrey I. Binder, Director


                                   EMPLOYEE:

                                   /s/ FREDERICK MAYER
                                   ---------------------------------------------
                                   Frederick Mayer